                             EXHIBIT 32.2

  CERTIFICATION OF EXECUTIVE VICE PRESIDENT AND SECRETARY PURSUANT TO 18

         U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

                      SARBANES-OXLEY ACT OF 2002

I, Edward A. Machulak, Executive Vice President and Secretary of Commerce

Group Corp., (the "Company"), hereby certify, pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002, that:

1.   the annual report on Form 10-K of the Company for the fiscal year ended March 31, 2007, filed on the date hereof with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange

     Act of 1934; and

2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 27, 2007                /s/ Edward A. Machulak

                                    -----------------------

                                    Edward A. Machulak

                                    Executive Vice President,

                                    and Secretary